Forward Looking Statements We want to remind everyone that our comments may contain forward-looking statements that are inherently subject to uncertainties. We caution everyone to be guided in their analysis of Dover Corporation by referring to our Form 10-K for a list of factors that could cause our results to differ from those anticipated in any such forward-looking statements. We would also direct your attention to our website, www.dovercorporation.com, where considerably more information can be found. 2

Today’s Agenda 3 Time Topic Presenter Noon – 1:00 Registration, Lunch & Product Fair 1: 00 – 1:10 Opening Comments B. Livingston 1:10 – 1:50 Energy Artificial Lift B. Spurgeon D. Newman 1:50 – 2:50 Engineered Systems Pumps Refrigeration Equipment T. Giacomini D. Douglas B. Johnson 2:50 – 3:45 Working Break with Product Demos 3:45 – 4:30 Communication Components Acoustic Products J. Niew M. Adell 4:30 – 5:10 Closing / Q&A Management Team 5:15 – 7:30 Cocktails & Dinner Del Frisco’s 6th & 49th

Technology Day New York, NY - June 4, 2012 Bob Livingston President & Chief Executive Officer

Dover’s Business Model 5 Positioning for Growth Maintaining advantaged Dover business model Maintaining advantaged Dover business model Strategic Focus Areas Capturing the Benefits of Common Ownership Disciplined Capital Allocation

 Developing products to meet the needs of developing economies  Artificial Lift technology gaining traction outside NA International/ BRIC growth Global energy demand  Acquired technology expands Artificial Lift offerings  Focus on delivering productivity to energy producers Sustainability  Technology focused on energy efficiency  Green solutions important to refrigeration customers Consumer product safety  Zero leak technology  Technology in food grade refrigerants  Leading technology in communication components  Audio quality drives customer decisions  Harmonization of speaker/receiver/ mic functionality Communications Tailwinds – Positioning for Growth 6

2011 Revenue $1.4 Billion 2011 Revenue $3.1 Billion Our Segments & Served End-Markets 7 2011 Revenue $1.6 Billion 2011 Revenue $1.9 Billion Fluid Solutions Industrial Refrigeration & Food Equipment Drilling Production Downstream Handsets Medical & Life Sciences Aerospace/Industrial/Military Fast Moving Consumer Goods Industrial Electronics Telecom/Other

Our Growth Spaces 2011 Revenue Energy Product ID Refrigeration & Food Equip. Comm. Components Fluids 8 $5.9 B  We continue to invest in our five growth spaces • Growth spaces represented 74% of 2011 revenue • Today’s presenting companies represent over 40% of growth space revenue • Diverse served end-markets, unique characteristics, broad geographical scope • Internal innovation and acquired technology driving success

2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012F Growth Through Technology and Innovation 9 Revenue of Today’s Presenting Companies Note: 2002 – 2012 Organic CAGR ~ 12% $3.5B

Growth Through Technology and Innovation 10  Technology and innovation are a key differentiator • Innovation and product development are owned at the company level • Customer needs drive innovation decisions • Mass customization a theme across many companies  Strong track record of recognizing emerging technologies and growing competitive advantage through continued investment in R&D and scale • Example: Knowles – 5th generation of MEMs microphone  Will acquire complimentary technology to grow a market position, geography or expand verticals served • Rod pumps, top drives and progressive cavity pumps for Artificial Lift • Speakers & receivers broaden handset suite of products and provide opportunity to create full audio solutions for OEM’s • Recent acquisition in refrigeration equipment provides exciting leading-edge energy efficient technology • Pump acquisitions diversify customer base

Summary 11  Our track record of success is based on: • Core technological advantages • Leading brands in the markets we serve • Commitment to industry leadership through innovation • Strong focus on the customer  Our deep understanding of the customer and our exceptional capabilities in providing solutions that help us win  Our technologies and innovative products are enablers for our customers to win We strive to understand our customers’ needs better than our competitors, and that’s where our winning starts.

Technology Day New York, NY - June 4, 2012 Bill Spurgeon President & CEO – Dover Energy

Dover Energy DOVER 2011 REVENUE $8.0B Printing & Identification (20%) Energy (24%) 21% 51% 28% Dover Energy Revenue by End Markets Drilling Production Downstream Communication Technologies (17%) Engineered Systems (39%) Key Brands Drilling Production Downstream 13

Market Drivers 14 ‘20 ‘10 165 Existing Production A dditional Production Oil & Gas Production (Mboed)  Emerging markets drive demand growth  Aging wells and unconventional plays increase the need for artificial lift  Reserve replenishment costs are rising • Increasing role of unconventional oil • Regulatory environment • Logistical challenges Significant Investment Is Needed In Crude Supply To Maintain Existing Production And Meet Future Demand Global Energy Supply / Demand Source: GE / Dover Energy analysis ~100 65 140 Gas Oil

Our Technologies Help Customers Achieve Their Objectives 15 We continue to invest and advance technologies that add customer value Customer Objectives Our Technologies Recent Acquisitions in bold  Artificial Lift Systems  Automation  High Performance PDC Cutters  Extensive Applications Knowledge  Precision Transducers For HPHT applications  Products & Services For Enhanced Oil Recovery  Artificial Lift Systems For Heavy Oil Production  High Performance PDC Cutters  Precision Transducers For HPHT applications  Automation  Condition Monitoring & Predictive Diagnostic Systems  ‘Zero Harm’ Technologies – Transporting Hazardous Materials  Emission Reduction Technologies Increase Production Rate & Efficiency Reserve Replenishment & Additions Risk Reduction

Dover Energy Animation 16

Artificial Lift – Attractive Growth Space In Dover Energy 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012F NA Rig Count 2002-’12 CAGR 8.5% 17 Recent acquisitions: Harbison Fischer, Oil Lift 2011, and PCS 2012 Revenue Note: 2002-2012 Organic CAGR ~16% $1B

Technology Day New York, NY - June 4, 2012 Dan Newman President – Norris Production Solutions

Key Messages  Shale and other unconventional resources are altering energy investment strategies and increasing focus in the Americas.  Aging wells around the world are driving demand for artificial lift.  Customers increasingly value broader artificial lift solutions and expertise.  We are well-positioned with technologies from recent acquisitions and global strategies to capitalize on these market dynamics. 19

Artificial Lift Market Overview North America 57% South America 10% EurAsia 16% Mid East and Africa 4% Asia Pacific 13% Artificial Lift Market 2011 ($8.7B) Rod Lift/PCP/Plunger/Gas Market ($4.0B) Plunger Lift 3% Gas Lift 4% PCP 8% Other 4% Rod Lift 30% ESP 49% Hydraulic 2% 8-10% Forecast CAGR 2011-2015 *Spears OMR 2011, Internal Estimates, World Oil, LEK 2010, Spears ALS Market Study Our Served Market 20

Artificial Lift Solutions Approach  Build broad offering of artificial lift technologies that add customer value  Acquire technologies to drive: • International growth • Penetration of new markets  Expand automation technology to lower operating costs for customers and improve asset performance 21

Artificial Lift - Business Evolution 22 Coiled Rod Solutions Gas Lift Valves Rod Lift Plunger Lift From Artificial Lift Products to Comprehensive offering with leading brands Coiled Rods Automation & Topside Monitoring Service Rigs Field Service Down Hole Controls Sinker Bar Down Hole PC Pumps Oil and Gas Conditioning Systems Down Hole Pumps PCP Top Drive 2001 2009 2012

Broad Offering Of Artificial Lift Technologies

23

Rod Lift


Guides
Rods and couplings
Downhole Pump

PCP


Top Drive
Power Unit
Guides
Rod, Coiled or Conventional
Downhole Pump

Plunger Lift


Lubricator/Catcher
Wireless Monitoring
Automation Equipment
Motor Valve
Arrival Sensor
Flow Meter
Plunger
Downhole Equipment

Gas Lift


Mandrels
Valves

Well Site Control


Liquid Level Monitoring
Pressure Monitoring
Wellhead Valves
Automation Equipment
Flow Meter
Wireless Monitoring

Well Service Equipment & Artificial Lift Services


Rapid Service Rig
Coiled Rod Trailer
Coiled Rod
X-celerator injector

NORRIS · OILLIFT Technology Inc · FERGUSON BEAUREGARD · PCS PRODUCTION CONTROL SERVICES · NORRISEAL · C-TECH DESIGN & MANUFACTURING

HARBISON-FISCHER · ALBERTA OIL TOOL · THETA OILFIELD SERVICES, INC. · PRO-ROD COILED ROD SOLUTIONS · CHALLENGER PROCESS SYSTEMS CO · MIDDLE EAST LLC nps

PRODUCT BREADTH

Rod Lift	PCP	Plunger Lift	Gas Lift	Well Site Control	Well Service
▪ Sucker Rods	▪ Drive Head	▪ Plungers	▪ Valves	▪ Valves	▪ Equipment
▪ Rod Pumps	▪ PC Pumps	▪ Automation	▪ Mandrels	▪ Flow Control	▪ RSRs
▪ Accessories	▪ Drive Rods	▪ Motor Valves	▪ Nitrogen Services	▪ Tank Monitors	▪ TMX
▪ Design Software	▪ Coiled Rod	▪ Design Software		▪ Separators	▪ ALS Services
				▪ Automation	

DOVER

Technology and Operational Advantage Over Competition 24 Our Technology Competition Our Advantage Sucker Rods Weatherford, Tenaris  Quality, reliability, performance and availability  Strong design and application engineering Downhole Pumps Lufkin – Quinn Pumps, Weatherford  Quality, reliability  Application and Solutions engineering PC Pump Drive Heads Weatherford, Kudu  Leak proof design - Environmentally safe  Lowest cost to operate and maintain Plunger Lift Systems Weatherford  Strong automation  Broadest solution offering  Combined strengths of two industry leaders

Solutions for Complete Production Life Cycle of a Well

25

Generate Revenues Through Well's Production Cycle



Rod pump System [HF, Norris]
PCP [Oil Lift, AOT]
Gas Lift [PCS]
Plunger Lift [FB, PCS]
Surface Equipment [Norriseal, CPSC]
XSPOC [Theta]
RodstarD [Theta]
Xrod [Theta]
Service Equipment [C-Tech]
Plungers [FB]
Pump Parts [HF]
NPS Services
System Design
Leading Brand Product Supply
Maximize Customer Uptime
Repair and Replace
Installation
TMX [C-Tech]
RSR [C-Tech]
NPS Services
In Situ Diagnostics
Monitor and Report
RODDIAG[Theta]
XDIAG[Theta]
Smart Plunger [PCS]
Dynostar [Theta]
iLevel [FB]
iChem [FB]
4000 Controller [PCS]

Typical Liquid Rich Shale Well Production Cycle



Well Kickoff: Nitrogen Generation
PCS
Free Flowing Well
High Initial Production
Declining Production
Introduce Artificial Lift: PCP, Rod Lift, Gas Lift
Norris, HF, Oil Lift, PCS
Continued Decline
Change lift method to match optimize production and minimize operating cost
Norris, HF, Oil Lift, PCS
Continued Decline
Eventual Abandonment

Oil Lift and PCS Acquisitions 26 Oil Lift Technologies PCS Technology  Top Drives, Progressing Cavity Pump (PCP), Rod Lock BOP  Gas Lift, Nitrogen Generation, Plunger Lift, Automation, Products Offering Strategic Rationale  Provides an integrated offering in the relatively sizable and fast-growing PCP market  Enables international growth  Helps to build a solution platform for global revenue growth  Expands our portfolio into gas lift products and nitrogen generation;  High quality proprietary solutions with patents on key product technologies  Increase exposure to high growth shale plays Early Reports  Immediately expanded international presence in Australia and Oman  Growth opportunities identified in South America  Integration underway – positive customer response

Acquired Technology Drives International Growth Acquired technology (Oil Lift) immediately opened opportunity in Australia Market Opportunity  Significant Coal bed methane reserves  ~1,500 wells drilled during the last five years with plans to add another 18,000 by 2020 to meet LNG commitments  All wells require artificial lift – rapidly growing PCP market  Service element provides pull thru opportunity Our Growth  Previously, minimal revenues into Australia  PCP technology allowed immediate expansion into growing coal bed methane market in Australia – driven by LNG  Developed strong relationship with major players  Opportunity to pull through our other products – coiled rod, drive rods and accessories 18 Potential Projects 27

Acquired Technology Drives International Growth Acquired and existing technologies give access to developing heavy oil markets in Oman and Middle East Market Opportunity  Light oil reserves depleting quickly  Estimates as high as 971 billion barrels of heavy oil deposits in Middle East  Growing heavy oil production in Oman, Egypt and Kuwait.  Heavy oil production recovery techniques require artificial lift Our Growth  Addition of PCP technology combined with coiled rod and services enables us to provide complete solution  Coiled rod plant built to help provide product for a growing market – Opened Q3 2011.  Services offered through Norris Production Solutions - Middle East providing pull through of other artificial lift products. 28

Acquired Technology Drives Penetration in New Markets

29

Nitrogen Generation technology helps increase penetration in shale markets


NITRO
GO

Nitro2Go™ Nitrogen Generation delivers faster fluid recovery and faster first gas sales.

- Ideal for kicking off new fracs and unloading wells affected by adjacent fracking
- Rapid fluid recovery of 2,000+ Barrels per day
- Quicker and more economical than liquid nitrogen and swabbing
- Significantly increasing the number of units over the next three years

Economic Case

Case Study: PCS Nitro2Go Economic Advantage

To Recover 1,200 barrels per day	PCS Nitro2Go	Swab Rig	PCS Advantage
Fluid Recovery Rate (barrels per day)	1,200	160	
Fluid Recovery Required	1,200	1,200	
Days Required	1	7.5	6.5 days faster
Rate/Day ($)	$6,500	$1,800	
TOTAL COST	$6,500	$13,500	52% cost savings



DOVER

30

Acquired Technology Drives Penetration in New Markets

Gas lift technology prevalent in shallow offshore, international and shale markets

Market Opportunity

- Gas lift used more prevalently internationally


Gas Lift Market:
$385 M
Asia Pacific
33%
North
America
29%
South
America
18%
EurAsia
19%
MEA
2%

- Shallow offshore plays utilize gas lift routinely as artificial lift


US market 50:50 onshore
to offshore application
Onshore
Offshore
(GOM)

Source: Spears OMR2011, LEK 2010 study, Internal estimates

Our Growth

- Use our existing sales channel to grow PCS gas lift internationally
- Additional technology acquisition opportunities available
- System design through proprietary OPTIpod software and on site installation and training
- Continue to drive growth in shale plays

DOVER

31

Automation Reduces Operating Costs

Smart systems optimize production so customers get the most from wells



The 3DSO™ Plunger Arrival Sensor ensures optimal plunger lift operations and optimal production

- 3-D technology detects the plunger in multiple axes, eliminating false arrivals
- Long-term durability and maintenance-free operation
- Patent pending

Example: Shale gas well on plunger lift

	Inaccurate Arrival Measurement	3DSO Arrival Sensor	PCS Advantage
Production	300 mmcf/d	400 mmcf/d	33% increase with optimized production
Gas Value	$2/mmcf	$2/mmcf	
Maintenance due to failure	$500/operator visit	Maintenance Free	Maintenance free operation ensures limited downtime and fewer operator visits
Time down	2 days	None	
Value production	$1200 or 600 Mmcf Lost	None	

DOVER

Automation Reduces Operating Costs 32 Accurate and reliable chemical injection reduces production costs Economic Case Continuous Injection FB iChem Pump Volume 4 gal / day 4 gal / day Cost $8 / gal $8 / gal Pumping Days 120 days 100 days Injection Points 150 150 Total Chemical Cost per year $576,000 $480,000 Difference Saved $96,000 or 17% on Chemicals Alone each year Case Study: Rocky Mountain Midstream Operator  Methanol injection when temperature below 40°F  Continuous injection pump used across the field for 4 months The iChem Solar Injection Pump improves our customers’ sustainability while reducing maintenance and operating expenses.  Eliminates legacy pneumatic pumps and protects against chemical leaks  Controller provides remote and logical automation control - Eliminates “just in case” over injection of chemical  Synergistic combination of our pump technology and artificial lift application knowledge

Automation Reduces Operating Costs 33 Efficient, dependable tank level measurement for the Oil and Gas industry Economic Case  Reduce frequency of fluid hauls from well  Tank overflow avoidance  Eliminates $23k on average of remediation cost for overflow  Environmental benefit  Operator Productivity  Operators avoid manual tank measurement, save 250hrs/yr; effort applied to well improvements The iLevel facilitates health and safety initiatives while providing real time, accurate fluid production information  A synergistic combination of Dover technologies - leverages OPW magnetostrictive level measurement technology in well site application  Reduces overflow events and provides a pathway for automatic well shut in  Protects people and environment “I estimate conservatively that we have lowered our overhead cost to this well by approximately 42%” –Wyoming Operator using iLevel

Faster Deployment of Automation Solution and reduced operating cost 34 Complete gas well pad automation offering provides maximum well control and optimization capabilities 5. Pad control 1. Plunger Control 2. Gas Measurement 3. Chemical Injection 4. Tank Monitoring Automation Technology Complete gas well pad automation offering  Single provider for equipment and field service on gas well automation and plunger system  Technology designed for easy integration allowing for faster well start up  Reducing project risk through faster deployment  FB/ PCS  FB  FB  FB/PCS  PCS

Summary  Artificial lift – attractive growth space within energy segment  Aging wells and unconventional plays – drive artificial lift growth  Broad, integrated technologies help us drive:  International Growth  Penetration of new markets  We are well positioned to deliver global, comprehensive solutions to meet our customers’ needs 35

Technology Day New York, NY - June 4, 2012 Tom Giacomini President & CEO – Dover Engineered Systems

Dover Engineered Systems 37 DOVER 2011 REVENUE $8.0B Printing & Identification (20%) Energy (24%) 25% 39% 36% Dover Engineered Systems Revenue by End Markets Fluid Solutions Refigeration & Food Equipment Industrial Communication Technologies (17%) Engineered Systems (39%) Key Brands Fluid Solutions Refrigeration and Food Equipment Industrial * Based upon 2012 forecast including acquisitions

Our Technologies Help Customers Achieve Their Objectives Increased Efficiency Sustainability Consumer Product Safety 38  Automation technology: • Smart and Adaptable Industrial Production Equipment • Fast and Mobile Vehicle Lift Technology  Broad Portfolio of Pump Technologies and Application Expertise Provides Best Solution for Customers  Energy Efficient Air Distribution System (ADS) for Pumps  Environmentally Friendly CO2 Refrigeration Technology  Industry Leading Energy Efficiency in Refrigeration  Recycling Equipment Customer Objectives Our Technologies  Food Safety: • Precise and Reliable Commercial Refrigeration Solutions • Food Equipment Providing Packaging Integrity for Food and Beverage Applications.

Pumps 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012F 39 Revenue Recent Acquisitions: Neptune 2008, Red Screw 2011 and Quattroflow & Maag 2012 Note: 2002-2012 Organic CAGR ~7% $600M

Refrigeration 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012F 40 Revenue Recent Acquisitions: Tyler and Barker 2009, Advansor 2011 Note: 2002-2012 Organic CAGR ~7% $1.2B

Technology Day New York, NY - June 4, 2012 Dean Douglas President – Pump Solutions Group

Key Messages  The positive displacement (“PD”) pump market is an attractive $8B+ space within the broader pump market  PD pumps are a key process technology for transfer of valuable fluids; serving diverse end markets, applications & technologies  We have a strong portfolio of leading brands and technologies  Well positioned for growth across geographies & verticals; and for margin expansion 42

Global Pump Market 43 Centrifugal Positive Displacement 20% 51% 29% $8.2B Americas 20% Asia 40% EMEA 40% 17% 11% 13% 6% 3% 3% 8% 11% 9% 4% 4% 11% O&G Chemical W/WW Specialty Pump Mining Hygienic Maritime Residential Construction Building Power Gen Metal Mfg. Pulp Paper Other GLOBAL PUMP MARKET $41B Source: European Industrial Forecasting LTD

0 20 40 60 80 100% Di ap hr ag m $1.9 PC / Sc re w $1.7 Ge ar $1.4 Pi st on $1.2 Lo be $0.7 Pe ris ta lti c $0.6 Va ne $0.6 Positive Displacement Pumps  Positive Displacement market is attractive • Global • Diversified; Energy, Chemical, Hygienic, W/WW • Technology gaining broader acceptance 44 PD Pump Market 7% CAGR $8.2B Positive Displacement Pump Market 10 2017 11.3 2016 10.8 2015 10.1 2014 9.4 2013 8.7 2012 8.2 2011 7.3 Revenue ($B) ASIA AMERICAS EMEA Source: Frost & Sullivan  PD pumps are technology of choice for high-value fluids • Dangerous chemicals, highly viscous materials, shear sensitive and abrasive fluids • Reliable, efficient, constant flow, self priming, forgiving technology 5 0

Our Pumps Position  A leading designer & manufacturer of positive displacement pumps & systems  Diversified Markets: Chemical, Energy, Hygienic, W/WW, Transport, Military/Marine  Global Brands: Wilden, Maag, Blackmer  Strong margins and lean operations  Doing business in more than 100 countries  1700+ Employees 45

Where We Are 46 • 8 countries • 15 global locations • 860 channel partners • 7 training centers Headquarters Operations Training Centers Headquarters Downers Grove, USA Grand Rapids, USA Shanghai, China Grand Terrace, USA North Wales, USA Charlotte, USA Norfolk, USA Auxerre, France Kamp-Lintfort, Germany Oberglatt, Switzerland Rozzano, Italy Tianjin, China Chennai, India Singapore Grossosthelm, Germany

Successfully Executing Our Strategy Ongoing strategic objectives... Build global footprint, emphasizing emerging markets Grow portfolio of PD pump technologies Increase systems and packaging capabilities Capitalize on operating synergies Build best-in-class operations ... with recent successes  Built and expanded China and India presence with existing brands (e.g. Wilden) and acquisitions (e.g. Maag, Redscrew)  Established position in Brazil  Acquired Maag leading gear pump brand  Acquired Redscrew, Quattroflow, and Envirogear  Enhanced customized system integration via Maag  Restructured sales model to run parallel vertical market and distributor approaches  Consolidated multiple manufacturing facilities (will continue)  ’08 – ’11 EBIT CAGR 8%, EBIT Margin % increased by 280 bps  Developed foundational elements for lean, supply chain 47

Technology Expansion 48 Priority for portfolio expansion Technology in current portfolio Opportunity to expand 2 3 4 5 6 7 8 9 Vertical markets size ($B) (2012) 0 20 40 60 80 100 Pump technology share of PD market (%) Vane Screw Diaphragm Peristaltic Gear Lobe Piston Chemicals Others Hygienic Energy 0 1 Progressive Cavity Internal External • Targeted Acquisitions • Launch internal gear offering (Maag) • Organic new product development • Improve energy efficiency of products W/WW

New Technology 49  Innovation: Only screw compressor fully integrated into PTO (Power Take off) specially designed for truck transfer  Efficient, light weight, compact design  Cost Benefit: More loading yield, ease of installation, less maintenance  Truck unloading / loading for Dry Bulk transfer Meets Euro 6 standards Globalization opportunity (Brazil)  Innovation: Unique 4 piston - diaphragm seal- less design provides shear sensitive operation  Key configuration option includes disposable (“single use”) technology  Cost Benefit: Reduces cost of decontamination and cleaning while also improving purification yields of filtration systems  Pharmaceutical / Bio-Pharma, Life Sciences  Large opportunity globalize in U.S.  Leveraging disposal technology into the Chemical market  Innovation: Engineered gear profile and seal design provides high reliability and performance  Allows for challenging application penetration (high pressures, high temp, high viscosity)  Cost Benefit: Improves yield output, lower maintenance and downtime cost  Chemical & Pharmaceutical markets  Extrusion processes (plastic and rubber markets  Transfer highly corrosive, abrasive, caustic fluid Screw Compressor Markets Piston Diaphragm Pump Markets External Gear Pump Markets

Technology Competitive Advantage 50 Key Market Drivers Key Technology Advantages  Large customers in Chemical Industry driving “Green Initiatives” to reduce energy and emissions  Example: Dow Chemical globally moving to reduce plant compressed air consumption by 15%  New Air Distribution System (ADS) increases energy efficiency  On average, 30% less energy consumed versus traditional technologies  Only pump on the market with an advanced ADS made from chemically resistant plastic materials Air Distribution System

Vertical Market Penetration 51  Leverage and tailor application expertise / tech support  “Best” technology solution for discrete applications  Deep market segmentation, opportunity prioritization Chemical Energy Hygienic PSG product locations  Vertical vs. regional channel management  Develop End-User Intimacy (Corporate Alliances)  Acquisition enabler Understanding Customer Needs Allows Us to Offer the Best Solutions PSG product locations PSG product locations

Hygienic Solution Selling 52 From Batch to In-Line Formulation, the “just in time” for toothpaste manufacturing  Increase facility production yields worldwide  Improved precision of formulation, reducing waste, and process downtime  Changed toothpaste production from “batch” manufacturing to “in-line formulation”  1st attempt with progressive cavity positive displacement pumps proved unsatisfactory due to wear issues  Hygienic team advised Colgate to replace progressive cavity pumps with Mouvex® Eccentric Disc Sanitary technology  Mouvex ® maintains constant flow despite pump wear, changes in viscosity, and back pressure; a combination of performance that other pumps are unable to match  Mouvex® has been placed in Colgate plants in the USA, Thailand, China, Brazil, and Argentina.  May 2012, we received our largest order to date for this process, 27 pumps ($100K+) for Brazil Customer Need Colgate 1st Attempt Our Solution The Result

Globalization Emerging Markets 53 Strong Sales growth especially in Asia-Pacific Investing to grow pumps business in emerging markets Maag & Red Screw accelerating China growth  Expanding Shanghai manufacturing facility Driving share gain in chemical, energy, hygienic verticals  Adding resources in MEA to accelerate channel development and growth  Investing in Center of Excellence for “European” product  Evaluating broader go-to-market strategy in Brazil ASIA EMEA Americas

Globalization China 54 Accelerating Growth in China  Strengthen Business Development, Engineering, and Marketing capabilities  Shanghai facility expansion from 3,600 m2 to 11,200 m2 • Localizing Neptune, Almatec, Blackmer, and Maag product mfg Overview  Location • Lingang, Pudong District of Shanghai, China  Facility • 11,200 m2 (~120,000 ft2) – factory, warehouse, office, training center maag Shanghai

Strengthen Foundation 55  On-time delivery 90%+ across all facilities  Implemented DES Lean Enterprise, Op-Co Lean teams and continuous improvement programs in all facilities  Leverage manufacturing footprint to drive margin expansion Lean Enterprise Supply Chain Acquisition Integration  Integrate newly acquired technologies into the product portfolio  Rapidly integrate acquisitions into the vertical market development teams  5% material cost reduction achieved through leveraging Dover Strategic Sourcing Initiative (DSSI)  Building the foundation for product localization and supply chain development in emerging markets

Acquisition Integration 56 • Adds to PSG Technology portfolio  Innovative external gear PD pump technology  Market leader in Plastics/Polymer and Extrusion segment of Chemical market  Cross selling opportunities Strategic Rationale Key Value Drivers  Lean implementation Switzerland, Germany, and Italy  Supply chain productivity (DSSI)  Market expansion, cross selling opportunities  Facility consolidation  7 Multi-discipline integration teams established  Operational and facility consolidation in process  Established Lean Manufacturing teams, evaluation underway  Supply Chain teams established, identified suppliers implementing DSSI best practices  Common KPI, scorecard and financial processes established  Sales task force established and go-to market alternative development underway Integration Update (50 Days)

Summary 57 Changing “Shape” of Business Continue to outgrow market organically; while building stable of brands through acquisitions Grow sales outside US & Europe (currently 35%), before acquisitions Shift from 20% to 40% direct sales by 2015 through vertical market strategy Develop more balanced product offering across key end markets Strategy Five Strategic Priorities for Growth 1. Expand our product offering of PD and complementary pump technologies 2. Globalize our technologies, and drive growth through well established sales channels 3. Leverage pump technologies and customer/application knowledge to drive growth in key vertical markets 4. Build our global footprint by enhancing product localization capabilities in emerging markets & geographies 5. Capitalize on operating efficiencies and synergies

Technology Day New York, NY - June 4, 2012 Bill Johnson President – Hill Phoenix

Key Messages  Capitalize on advantaged positions • Refrigerated Systems – Technology • Cases – Scale • Specialty Cases – Merchandising and Flexibility  Expand in higher margin domestic segments through our superior customer value proposition • Tuck-in acquisitions in specific spaces or to gain access to technology  Apply portfolio of advanced energy saving and sustainable technologies to grow internationally 59

Raising the Bar 60 CO2 Systems

Key Investment Highlights and Growth Opportunities 61  Broadest range of products and services  Best in class products and services  Long-standing customer relationships  Recognized brand synonymous with superior technology A Leader… …in an Attractive Industry… …with Compelling Growth Opportunities  Projected North America market growth of 4-6% annually through 2015*  Solid platform for international growth  “Green” and food safety legislation is a growth opportunity  Established on the highest value-added part of refrigeration value chain  Macro trends toward energy efficiency, food safety, and green initiatives provide strong and consistent tailwinds  Inherently low industry cyclicality  Highly engineered and custom product offering * Source: Company estimates

What’s Down the Road? 62 Customers Facing Margin Pressure and Rising Energy Costs  Commercial electricity prices up 4% per year since 2000  Grocery store EBITDA and utilities costs both typically single-digit percent of sales  Installing door cases a simple way for grocers to limit refrigeration energy use • Energy savings up to 60% of an open case  Payback for door cases and close the case retrofits typically ~3 years • Energy efficiency an attractive economic value ... and Increasing Regulatory Intervention  DOE imposing max energy limits across remote and plug-in refrigeration systems • 40% increase in efficiency required by end of 2012  EPA and other bodies regulating use of HCFC and HFC refrigerants  Stringent food safety regulations drive customers toward door cases, smart valves and new refrigerants

Raising the Bar – Glass Door System 63  IP protected, integrated frame design – “heart of energy reduction” benefit  Infinity edge “wall of glass” door design – aesthetically pleasing and best in energy (low and medium temperature)  30%+ energy benefit over competitors’ best- in-class offerings  Will “tip” merchandisers reluctance to close traditionally open medium temperature cases  Allows us to control costs on the largest historically sourced component of a door case … a “win-win”

PureView Low Temp Door and Frame System 64 • Insulation and Integration are over-arching design features for door and frame • Complexity removed from frame to easy access front raceway

PureView Low Temp Frame Elements Designed for Value  Unlike traditional cases, our PureView door system consists of insulated frame members integral to the manufacturing process  Any component that is in the cold zone is now an insulated member … making us the only manufacturer in the industry who can say this  Improved merchandising capabilities with Infinity Edge technology 65

PureView Low Temp Frame System Designed for Value  Metal door supports (aluminum extrusions) added to exterior of frame  No direct contact with refrigerated interior.  LED light rods are quick- connect for easy removal  Electrical accessories have been removed from the mullions and made easily accessible in the front raceway 66

Competitive Advantage … Annual Energy *Regions and kWH costs as defined by the Bureau of Labor Statistics Competitor A = $121 Competitor B = $157 Competitor C = $173 Competitor A = $86 Competitor B = $113 Competitor C = $124 Competitor A = $92 Competitor B = $120 Competitor C = $132 Competitor A = $109 Competitor B = $141 Competitor C = $156 67 Savings ($ per Door by Region)

New Refrigeration Products Creating Superior Customer Value 68 Our Total Solution • Low Energy Door • Low Energy Door Frame • ECM Fan motors • Clearvoyant/Other LED’s • NRG High Efficiency Coil As compared to competitor “Best In Class” offering (5-door case example) Regional Retail Store – 56,000 Sq. ft. 135 Low Temp Door Openings Hill Phoenix Competitor A 50 10 -30%+ 0 Kwh/Day 20 40 30 39 60 Opex / year ($000s) A 42 44 40 20 0 HP 28 216 We Win <5 year payback for the incremental cost Our Total Solution 30%+ More Energy-Efficient than Next Best Offering in Market Example: Driving Value for Retailers and HP Competitor B Competitor C B C  Increased share  Increased revenue  Improved margins Customer Wins $10K +

Medium Temp Door & Frame System Designed for Value  Over-sized Infinity Edge door  More glass, less frame  Premium, elegant offering  Largest door in the industry  Available for all medium temp applications  Single or B-swing  Same accessible front raceway as Low Temp 69

A Strong Position in Advanced Refrigeration Technology 70 Hill PHOENIX • Key Technology: C02, Secondary Glycol & Direct Expansion Advansor by Hill PHOENIX • Key Technology: C02 Systems • Location: Denmark Second Nature Technology  At the forefront in “Green Technology” Systems  Lowest Refrigerant Charge Systems in the industry  Higher Energy efficiency compared to traditional technology  Greenest portfolio of systems product offerings in the global market place Advansor Acquisition  Strengthens our position in advanced refrigeration systems  New technology perfected in Europe transferred to North America  Positions us well for global expansion  Solidifies our position as a technology leader Integra Configuration System  Engineer-in-a-box that configures and selects Bill of Material > 95%  Allows any user to configure same systems all over the world  Consistent rules-based component selection and pricing controls  Full product portfolio can be configurable allowing easy technology transfer …continuing the path of technology-based global expansion

Develop Global Systems Design Platform 71 (Hours vs. Weeks) Generate Spec Quote Design Detailed Europe South America India China North America INTEGRA Rules-based design at time of quote --- 15 years cumulative development Value Proposition  Limited Global Engineering resources required  Local manufacturing  Localized design  Superior lead time Time: 2 Weeks Time: 1 Day Industry Norm Process Hill PHOENIX Process Generate Spec Quote Design Detailed Systems Design North America Future markets

The Closed Refrigerant Cycle…Driving CO2 Systems HFCs R404A, R134a, R507, R407 HCFCs R22 CFCs R12, R502 Natural refrigerants CO2, NH3, hydrocarbons  Kyoto Protocol  Global warming  Technical issues  Local safety  Montreal Protocol  Ozone depletion Current Day Drivers  European Commission plans adaption of the Danish model  Tax on HFC  Ban on HFC’s possible  Scarcity of fluorine may be an issue in future (10 years) 72

CO2 … A Sustainable Solution – HFC Reduction 73 Advansor CO2 Booster System 100% HFC HFC Primary Only (60 - 70% HFC Reduction) ZERO HFC SNMT2LX CO2 Cascade System DX SYSTEM

74

HP Refrigeration Technology Development


MORE
Energy Efficiency
LESS
2012
•CO2 Transcritical
ADVANSOR
2010
• LT CO2 DX
• MT CO2 Secondary
2009
•CO2 DX Cascade
•MT Glycol Secondary
2006
• LT CO2 Secondary
• MT Glycol Secondary
1994
• Standard Low Temp
• MT Glycol Secondary
2008
• LT CO2 Secondary
• MT Compact Chiller
Size of Bubble Indicates Relative Total Cost of Ownership
MORE
GREEN

DOVER

Advanced Refrigeration Technology 75  Significant addition to the Second Nature product family  Provides rapid expansion of Transcritical CO2 Booster technology in North America  Positions Hill PHOENIX as a global leader in installed CO2 systems

Energy of CO_2 Transcritical Booster Systems vs. Conventional HFC Systems

76

- CO_2 Booster Systems use carbon dioxide as the only refrigerant.
- CO_2 is a "natural refrigerant" and is harmless to the environment.
- Compared to conventional HFC direct expansion systems, the CO_2 booster system is more efficient at low ambient temperatures but less efficient at high ambient temperatures.



CO2 BOOSTER SYSTEM
CO2 SYSTEM MORE EFFICIENT
HFC SYSTEM MORE EFFICIENT
MIN. CONDENSING
EFFICIENCY LINES CROSS ≈ 50-60° F AMBIENT TEMP.
CONVENTIONAL HFC SYSTEM
EER, ENERGY EFFICIENCY RATIO
COOLER
AMBIENT TEMPERATURE
WARMER

DOVER

World Energy Map – CO2 Booster Systems 77 CO2 Booster solutions CO2 Subcritical cascade CO2 Booster solutions Enhanced CO2 Booster solutions Current CO2 portfolio covers the world

CO2 Systems in North America A Leader in Applied Technology With 50+ CO2 systems installed SNLT2 CO2 LT Secondary installations SNLTX2 & SNMT2LX CO2 Cascade Installations 1st System Installation More projects anticipated 78 LEGEND Installation Locations

79

Summary … Hill PHOENIX Continues to Build on its Strengths



Enviroguard™
Second Nature® Technologies – CO2 and Secondary Fluids
PURE VIEW LT and MT Doors
Advansor Transcritical CO2 Booster Systems
SUSTAINABILITY
Distributed Refrigeration Systems
Coolgenix™ Case Technology
Smart Valves™
NRG™ Coil
Clearvoyant™ LED Lighting
Climate Keeper™

Meeting the Dynamic Needs of Today's World

Energy Leadership | Evolving Customer Demands | Sustainability

DOVER

Summary 80 Key Message Capitalize on advantaged positions  Refrigerated Systems –Technology  Cases – Scale  Specialty Cases - Merchandising and Flexibility Expand in higher margin domestic segments through our superior customer value proposition  Tuck-in acquisitions in specific spaces or to gain access to technology Changes in “Shape" of Business  Increased revenue  Increased margins  Increased share  International footprint Apply portfolio of advanced energy saving and sustainable technologies to grow internationally

Technology Day New York, NY - June 4, 2012 Jeff Niew President & CEO – Dover Communication Technologies

On stage In-ear Audio, Fit For a Smartphone On the phone Pro audio sound : Designed for the ear : Discrete packaging : Best signal to noise ratio In-ear audio technology designed for musicians, paired with your mobile music MEMS microphones raising the bar on accessories, matching the performance of smartphones 82

Communication Technologies 83 Communication Technologies (17%) Printing & Identification (20%) Energy (24%) Engineered Systems (39%) 31% 18% 17% 15% 19% Handsets Life Sciences Aerospace / Industrial Military Telecom / Other Key Brands Revenue by Key Market DOVER 2011 REVENUE $8.0B

Key Messages  The smartphone market has, and will continue to, experience high growth  Our customers view audio technology as a differentiator  Knowles and Sound Solutions have unmatched scale and offer best-in-class audio technologies  We are uniquely positioned to meet future audio requirements 84

2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012F Knowles Acoustics and Sound Solutions 85 Revenue Sound Solutions acquired in 2011 Note: 2005 – 2012 Organic CAGR ~ 39% $1.2B

2005 2006 2007 2008 2009 2010 2011 2012F Knowles Acoustics & Sound Solutions – Attractive Growth Platform 40% 38% 21% Total Acoustic Share KA AAC Other 86 Source: Credit Suisse & Knowles estimates Market Represents: MEMs Mics ECM Mics Speakers Receivers (6)

Knowles & Sound Solutions Key Application Areas 87 Consumer Electronics • MP3 players • Navigation • Compact/Video cameras • Portable DVD • Dictaphones Mobile Phones All segments • Basic • Feature • Smartphones Computing • Tablets • Notebooks • Netbooks

Handset Market Overview  Market Dynamics • Smartphones fastest growing segment (4X) of the handset market • 3G and smart phone use penetrating emerging markets  Growth Drivers • Higher network /data rates (LTE/4G tech) enabling new applications with higher speeds • Combination of carrier push with subsidies for smartphone upgrade and consumer pull as purchasing power increases (developed economies) • Feature phone and smart phone global penetration  Audio Drivers • Voice as human interface device (Siri, other) • Handsets replacing video cameras with high performance audio recording capabilities • Increased performance of audio output 88

0 200 400 600 800 1,000 1,200 1,400 2012 2013 2014 2015 Other (8+) Apple Samsung Nokia Smartphone Market share (units in millions) 89 Source: Gartner & Knowles estimates Note: Overall handset market will see ~ 7.5% CAGR 2010 - 2015, and grow to over 2.2 billion units annually by 2015

SIRI 90

Market Illustrations 91 MEMS Microphone MEMS Microphone Balanced Armature Receivers Speaker / Speaker Box Receiver MEMS Microphone

Handset Content Evolution and Rising Component ASP

92

TECHNOLOGY	PAST	PRESENT	FUTURE
ENTRY	•1 ECM •1 MFD < $1	•1 ECM •1 RCVR/MFD < $1	•1 SiSonic/ECM •1 MFD/RCVR < $1
FEATURE	•1 ECM •1 MFD < $1	•1 SiSonic •1 RCVR ~ $1	•1-2 SiSonic •1 RCVR •1 SPKR ~ $2
SMART PHONE	•1 SiSonic •1 RCVR •1 SPKR $1 - $2	•1-2 SiSonic •1 RCVR • 1 SPKR $2 - $3	•2-4 SiSonic •1 RCVR •1 Speaker Box $4 - $5

ECM = Electret Condenser Microphone
MFD = Multifunction Device
RCVR = Receiver
SPKR = Speaker
SiSonic ~ MEMS Mic

DOVER

Supporting Market Opportunities: R&D Spending for Knowles 93 2007 2008 2009 2010 2011 2012E R&D Spend (averaging 6% - 7% of Revenue) * * * Includes Sound Solutions

Sound Solutions Technologies 94

Market Needs Market Needs and Technology 95 Product Technology N’Bass Silicone Speaker Speaker Box Manufacturing Technology Full Automation High Flex Automation Semi Automation More Output Integrated Design Increased Bass

N’Bass – “Enhanced Bass”  A unique sound enhancing technology increasing the acoustic performance in small mobile devices  Mobile device designers want: • More audio performance from the same (or smaller) form factor  Mobile users want: • More bass • Louder output New Speaker/Receiver Technologies 96

 How N’Bass works • N’Bass increases the virtual back volume of a speaker box, generating more low frequency output, without increasing the size  With N’Bass, mobile designers benefit from same form factor  Mobile users hear more bass New Speaker/Receiver Technologies = + Speaker Back Volume Speaker Back Volume = + BASS BASS 97

Silicone Speaker  Ultra-high excursion membrane • Louder speakerphone  Higher compliance • Better bass  Robust and reliable design • Consistent performance over phone lifetime • Water resistant New Speaker/Receiver Technologies 98

Moving Up the Value Chain Speaker Core Speaker Box Integrated Speaker Box w/Technology Enhancement Pe rf or m an ce & V al ue Integration  Audio output for the phone  Integrated by phone manufacturer  Integrated audio package for the phone manufacturer  ‘Known’ acoustic performance  Reduces phone manufacturing variability 99

Silicone combined with N‘Bass™ Technology is the ideal combination for portable audio applications Silicone Speaker N’Bass Speaker Box w/Technology Enhancement Integrated Speaker Box System 100

Manufacturing concepts: Pre-Acquisition High Volume Automation 40M Pcs per line / year 20 employees per line 2M Pcs per employee / year Semi Automated Manufacturing 5M Pcs per line / year 80 employees per line 60k Pcs per employee / year 101 Manufacturing Gap • Modular • Flexible set up • Faster ramp up compared to HV lines • High Reuse of Equipment

High Flexible Automation Manufacturing Concepts: Post-Acquisition 102 13M Pcs per line / year 40 employees per line 325k Pcs per employee / year High Volume Automation 40M Pcs per line / year 20 employees per line 2M Pcs per employee / year Semi Automated Manufacturing 5M Pcs per line / year 80 employees per line 60k Pcs per employee / year

Summary  Sound Solutions has an intimate understanding of “user case” applications and requirements  Expert in design of high performance speakers and receivers for use in extremely small spaces  Pipeline is full with differentiated next generation speaker and receiver technologies  Breadth of manufacturing technologies and capabilities are unmatched 103

Micro-Acoustic & Human Interface Products Michael Adell President

MEMS Microphone Technology 105

Innovation Driven by Market and End User Needs 106 Voice and VOIP Communication Audio/Video Recording Voice based UI D if fe re nt ia te d In du st ri al D es ig n Small Size High Signal/Noise Ratio High Dynamic Range Packaging MEMS ASIC Market Needs Product Technology Innovation Focused on developing products to enhance end user experience and enable new features

Improving User Experience Through Multi-microphone Technologies 107 Record in Stereo Enjoy in Stereo Cancel Noise Clearer Signal Noise Reduction Stereo Recording

Innovation 108 Increasing performance while reducing cost and size Packaging Innovation MEMS Innovation 3.5X size reduction High Performance ASIC Innovation 5X size reduction • Lower noise • Lower current • High dynamic range

Knowles Unique Position 109 ASIC MEMS Packaging All in-house/integrated design and manufacturing capability of key components High volume manufacturing capability Rapid conversion of innovation to mass production 3 Billionth SiSonic™ Shipped May 2012 1 Billionth SiSonic™ Shipped August 2009

Competitive Advantage Summary  Vertical Integration • MEMS, ASIC, Package Design • We control our Design and IP  Scale • 3 Billion Units Shipped to date; Nearest Competitor shipped < 200M • Absolute R&D Spending exceeds rest of the market  Rapid improvement in performance while reducing cost and size 110 Knowles Competitor A Competitor B 0.9mm2 1.1mm2 1.2mm2 MEMS Smallest Size Advantage

Integrated Acoustic Solutions … to outstanding Acoustic System Solutions From best-in-class stand-alone Acoustic components … 111 Speakers Receivers Microphones Acoustic Design Mechanical Design System Solution “Algorithm”

Integrated Acoustic Solutions– Market and Customer Drivers  Improving user experience drives more demanding acoustic performance – larger acoustic content • Components integrated into acoustic modules with high performance  Industrial design (thin, curved, ….) requires component integration  Faster time to market for handsets requires fewer components, assembled faster 112

Summary  Smartphone market is strong  Audio: a key differentiator  Knowles offers scale and best-in-class audio components  We are uniquely positioned to deliver the next generation of integrated acoustic solutions 113

Closing 115 Q & A